DFA California Intermediate-Term Municipal Bond Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DCIBX)

Summary Prospectus

February 28, 2019

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2019, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

Investment Objective

The investment objective of the DFA California Intermediate-Term Municipal Bond Portfolio (the “California Intermediate-Term Municipal Bond Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes and California state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the California Intermediate-Term Municipal Bond Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.23%

EXAMPLE

This Example is meant to help you compare the cost of investing in the California Intermediate-Term Municipal Bond Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

PORTFOLIO TURNOVER

The California Intermediate-Term Municipal Bond Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the California Intermediate-Term Municipal Bond Portfolio’s portfolio turnover rate was 7% of the average value of its investment portfolio.

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Principal Investment Strategies

The California Intermediate-Term Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities and regional governmental authorities, the interest on which is exempt from regular federal income tax and the state personal income tax of California. The Portfolio may also invest a portion of its assets in municipal securities issued by U.S. territories that are exempt from state taxation under federal law. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities). The Portfolio intends to invest in municipal securities that in the opinion of bond counsel for the issuers and under current tax law provide interest that is exempt from California and federal personal income taxes. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal personal income tax and California state personal income taxes. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Portfolio will acquire obligations that mature more than three years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one half year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark, the S&P California Intermediate Term AMT-Free Municipal Bond Index, which was approximately 4.39 years as of December 31, 2018. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. In any event, the Portfolio will maintain a dollar-weighted average portfolio maturity of more than three years but less than ten years. The Portfolio intends to maintain a dollar-weighted average credit quality equal to or better than the lower of: (i) a credit quality rating of AA by S&P or Aa2 by Moody’s Investor’s Services, Inc. (“Moody’s”) or AA by Fitch Ratings Ltd. or (ii) the credit quality of general obligation bonds issued by the state of California. For purposes of the above policy on dollar-weighted average credit quality, unrated securities may be included if such securities have been determined by Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality. If a security has been redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above maturity restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include

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municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The California Intermediate-Term Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use fixed income related futures and options contracts, credit default swaps, interest rate swaps and other types of derivatives to hedge against changes in interest rates. The Portfolio may also purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

Although the Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

The California Intermediate-Term Municipal Bond Portfolio is primarily designed for investment by California taxpayers.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

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Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the California Intermediate-Term Municipal Bond Portfolio’s performance. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

Income Risk: Income risk is the risk that falling interest rates will cause the California Intermediate-Term Municipal Bond Portfolio’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Tax Liability Risk: Tax liability risk is the risk that distributions by the California Intermediate-Term Municipal Bond Portfolio become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Portfolio’s shares, to decline.

State-Specific Risk: Because the California Intermediate-Term Municipal Bond Portfolio focuses its investments primarily in California municipal securities, the value of the Portfolio’s investments will be highly sensitive to events affecting the fiscal stability of the State of California and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in California. These issues may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. Also, to the extent that the Portfolio makes significant investments in securities issued to finance projects in a particular segment of the California municipal securities market such focused investment may cause the value of the Portfolio’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

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Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the California Intermediate-Term Municipal Bond Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. Additionally, payments made or received by the California Intermediate-Term Municipal Bond Portfolio under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the California Intermediate-Term Municipal Bond Portfolio holds illiquid investments, the Portfolio’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the California Intermediate-Term Municipal Bond Portfolio due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the California Intermediate-Term Municipal Bond Portfolio will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

Cyber Security Risk: The California Intermediate-Term Municipal Bond Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the California Intermediate-Term Municipal Bond Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the California Intermediate-Term Municipal Bond Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA California Intermediate-Term Municipal Bond Portfolio Institutional Class Shares—Total Returns

January 2012-December 2018
Highest Quarter	Lowest Quarter
2.33% (4/14–6/14)	-2.40% (10/16–12/16)

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Annualized Returns (%)

Periods ending December 31, 2018

	1 Year	5 Years	Since 11/29/11 Inception

DFA California Intermediate-Term Municipal Bond Portfolio
Return Before Taxes	1.36%	2.30%	2.13%
Return After Taxes on Distributions	1.36%	2.30%	2.13%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.40%	2.13%	1.99%

S&P Intermediate Term California AMT-Free Municipal Bond Index (reflects no deduction for fees, expenses, or taxes on sales)	1.39%	3.07%	3.08%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the California Intermediate-Term Municipal Bond Portfolio. The following individuals are responsible for coordinating the day-to-day management of the California Intermediate-Term Municipal Bond Portfolio:

•	David A. Plecha, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since inception (2011).

•	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since 2012.

•	Travis A. Meldau, Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since 2015.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the California Intermediate-Term Municipal Bond Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

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Tax Information

The distributions you receive from the California Intermediate-Term Municipal Bond Portfolio primarily are exempt from regular federal and state income taxes for individual residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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